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                                                                    Exhibit 23.1




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-60061) of Perfumania, Inc. of our report dated April 29, 1999, except for the fourth paragraph of Note 2 and second paragraph of Note 8 as to which the date is July 14, 1999, relating to the financial statements and financial statement schedules, which appears in this Amendment No. 2 to Form 10-K.




PricewaterhouseCoopers LLP

Miami, Florida
October 8, 1999